U. S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                            CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  September 20, 2007


                     BALTIC INTERNATIONAL USA, INC.
         (Exact name of registrant as specified in its charter)


               TEXAS                    1-12908          76-0336843
     (State or other jurisdiction     (Commission     (I.R.S. Employer
          of incorporation)            File Number)   Identification No.)


          2925 Briarpark Dr., Suite 930, Houston, Texas  77042
       (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (713) 961-9299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

           On September 24, 2007, the Registrant issued a press release announcing it signed of a Letter of Intent to execute a Share Purchase Agreement for the purchase of Miller Plating and Metal Finishing LLC. The parties expect to close the transaction prior to the end of 2007. The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

           (c)  Exhibits

                99.1  News Release dated September 24, 2007

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BALTIC INTERNATIONAL USA, INC.


                                            By:  /s/ David A. Grossman
                                                 DAVID A. GROSSMAN
                                                 Chief Financial Officer

Dated:  September 24, 2007

                                                                   Exhibit 99.1

                      Baltic International USA, Inc.
            2925 Briarpark Dr., Suite 930, Houston, Texas  77042


                                 NEWS RELEASE

Contacts:
 Baltic International USA, Inc.           Miller Plating and Metal Finishing LLC
 Robert L. Knauss,                        Russell L Scalfano ,
  Chief Executive Officer                  Chief Executive Officer
 David A. Grossman,                       Telephone:  (812) 424-3837
  Chief Financial Officer                 Facsimile:  (812) 424-4995
 Telephone:  (713) 961-9299
 Facsimile:  (832) 415-0143

FOR IMMEDIATE RELEASE

                   Baltic Announces Letter of Intent to
               Acquire Metal Plating and Finishing Company

HOUSTON, Texas, September 24, 2007 -- Baltic International USA, Inc. (BISA) announced today that the company has signed a letter of intent for its subsidiary, B-L Merger Sub, Inc. to acquire all of the stock of Miller Plating and Metal Finishing LLC ("Miller") in exchange for common stock of B-L Merger Sub. Miller specializes in plating metals such as magnesium, aluminum, zinc, copper, powdered metals, steel and various other substrates. This transaction is subject to the combined company obtaining financing agreeable to both Baltic and Miller and shareholder approval for both companies.

Baltic's chairman and CEO, Robert Knauss, stated, "Miller has been in business for over 90 years and has good potential for significant growth. We expect to complete this transaction by the end of this year through a reverse merger with our subsidiary. Our plan is to change our subsidiary's name to Miller and to spin-off a significant part of our interest in the subsidiary to our shareholders. We believe that this transaction with Miller will increase our shareholder value."

Miller's CEO, Russell L Scalfano, stated, "Our management team is excited about becoming a public company and having access to the potential financing opportunities that will enable Miller to reach its goals. Miller was formed to provide state-of-the-art plating and metal finishing. We are always trying to develop new plating and finishing processes for the future."

Miller has its principal offices in Evansville, Indiana. Miller has achieved ISO 9001:2000 certification to become one of a few plating shops in the United States to have this certification. Miller continues to service the needs of Ford, Chrysler and General Motors, as well as customers who supply after-market parts. Miller's homepage is www.millerplating.com.

Baltic is currently a public shell company and is reviewing various opportunities to increase shareholder value.

This document may contain forward-looking information. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate.